UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 17, 2012

DARA BioSciences, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-19410	04-3216862
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

8601 Six Forks Road, Suite 160, Raleigh, North Carolina		27615
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 919-872-5578

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On January 17, 2012, DARA BioSciences, Inc. (the “Company” or “DARA”), filed an initial Current Report on Form 8-K with the Securities and Exchange Commission (the “Original Filing”) reporting the acquisition (the “Acquisition”) of Oncogenerix, Inc. (“Oncogenerix”). The Acquisition was accomplished through an Agreement and Plan of Merger pursuant to which Oncogenerix merged with a wholly-owned subsidiary of DARA, with Oncogenerix continuing in existence as the surviving corporation (the “Merger”). As a result of the Merger, Oncogenerix became a wholly-owned subsidiary of DARA.

This Current Report on Form 8-K/A is being filed to amend the Original Filing to include the financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

Financial Statements of Businesses Acquired

The following audited financial statements are filed with this Form 8-K as exhibit 99.2 and are incorporated herein by reference:

•	Balance sheet of Oncogenerix as of December 31, 2011 and the related statements of operations, stockholders’ deficit and cash flows for the five months ended December 31, 2011;

•	Balance sheet of Oncogenerix as of July 31, 2011and the related statements of operations, stockholders’ deficit and cash flows from February 2, 2011 (inception) to July 31, 2011; and

•	Notes to financial statements.

Pro Forma Financial Information

The following unaudited pro forma condensed consolidated financial statements are filed with this Form 8-K as exhibit 99.3 and are incorporated herein by reference:

•	Pro forma condensed consolidated balance sheet of DARA and Oncogenerix as of December 31, 2011 as if the Acquisition occurred February 1, 2011;

•	Pro forma condensed consolidated statements of operations of DARA and Oncogenerix for the year ended December 31, 2011 as if the Acquisition occurred February 1, 2011; and

•	Notes to condensed pro forma consolidated statements of operations and balance sheet.

The unaudited pro forma consolidated financial information is presented for informational purposes only. The pro forma data is not necessarily indicative of what the Company’s financial position or results of operations actually would have been had the Company completed the acquisition as of the dates indicated. In addition, the unaudited pro forma condensed consolidated financial information does not purport to project the future financial position or operating results of the consolidated company.

Exhibits

The exhibits required to be filed as a part of this Current Report on Form 8-K are listed in the Exhibit Index attached hereto and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARA BioSciences, Inc.

Dated: April 2, 2012	By:	/s/ David J. Drutz
	Name:	David J. Drutz, M.D.
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Merger Agreement, dated January 17, 2012, by and between DARA BioSciences, Inc., Oncogenerix, Inc., the stockholders of Oncogenerix, and certain other parties thereto (previously filed)

10.2	Employment Agreement, dated January 17, 2012, by and between DARA BioSciences, Inc. and Christopher Clement (previously filed)

10.3	Employment Agreement, dated January 17, 2012, by and between DARA BioSciences, Inc. and David Drutz (previously filed)

23	Consent of Berman & Company, P.A.

99.1	Press Release Issued by DARA BioSciences, Inc. on January 17, 2012 (previously filed)

99.2	Audited balance sheet of Oncogenerix as of December 31, 2011 and July 31, 2011, and the related statements of operations, stockholders’ deficit and cash flows for the five months ended December 31, 2011 and from February 2, 2011 (inception) to July 31, 2011

99.3	Unaudited condensed pro forma balance sheet of DARA and Oncogenerix as of December 31, 2011 and condensed pro forma statements of operations of DARA and Oncogenerix for the year ended December 31, 2011, as if the Acquisition occurred February 1, 2011